Exhibit 99.1

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Harbor Steps for the year ended December 31, 2004. This statement is the responsibility of the management of Harbor Steps (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential  and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Harbor Steps for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

January 13, 2006

HARBOR STEPS

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2005 to	Year Ended
	September 23,	December 31,
	2005	2004
	(Unaudited)

Rental revenue	$12,170,283	$15,826,377
Other revenue	1,273,442	679,331
Total revenue	13,443,725	16,505,708

Expenses
Maintenance	818,153	651,623
Operating	1,958,028	2,761,390
Utilities	679,413	778,427
Real estate taxes and insurance	1,294,971	1,935,643
Management fees – affiliate	334,410	414,951
Total expenses	5,084,975	6,542,034
Revenue in excess of certain expenses	$8,358,750	$9,963,674

See accompanying notes.

HARBOR STEPS

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On September 23, 2005, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired Harbor Steps (the “Property”), a residential and commercial property, located in Seattle, Washington.

The statements of revenue and certain expenses relate to the operations of Harbor Steps and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Harbor Steps have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2004. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less. Rental income is recognized as it is earned, which is not materially different than on a straight-line basis.

Rental income from commercial space is generally recognized on a straight-line basis over the life of the lease. All commercial leases have been accounted for as operating leases with remaining lease terms from one to eight years.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as operating expenses on the statement of revenue and certain expenses. For the year ended December 31, 2004 and the period from January 1, 2005 to September 23, 2005 (unaudited), advertising expenses were approximately $219,000 and $156,000, respectively.

HARBOR STEPS

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Harbor Steps performed the property management function and charged total management fees of 2.5% of rental and other property cash receipts for this service for 2004 and the period from January 1, 2005 to September 23, 2005. Management fees in the amount of $414,951 and $334,410 were charged to the Property during 2004 and the period from January 1, 2005 to September 23, 2005 (unaudited), respectively.

An affiliate of Harbor Steps allocated insurance expense under a master policy to the Property and various affiliated properties. Allocations were based on property square footage and replacement cost values. Insurance expense for the year ended December 31, 2004 and the period from January 1, 2005 to September 23, 2005 (unaudited) were approximately $650,000 and $312,000, respectively.

4. Leases

Minimum future rental revenues to be received from non-cancelable commercial leases in effect at September 23, 2005 are as follows:

Year	Amount
2005	$2,222,243
2006	2,106,227
2007	1,986,159
2008	1,355,155
2009	1,084,394
Thereafter	2,046,135
Total	$10,800,313

Total minimum future rental income represents the base rent commercial tenants are required to pay under the terms of their leases exclusive of charges for contingent rents, real estate taxes, and operating cost escalations.

5. Parking Facility Revenue

During 2004, the Property was subject to an operating lease for the management of the Property’s parking garage. The lease required monthly payments of approximately $101,000 throughout the lease term. During the year ended December 31, 2004, $1,210,000 is recorded in rental revenue in the statement of revenue and certain expenses. In April 2005, the lease was terminated and revenue associated with operations of the garage were recorded as other revenue in the accompanying statement of revenue and certain expenses.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Northlake for the year ended December 31, 2004. This statement is the responsibility of the management of Northlake (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential  and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Northlake for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

January 14, 2006

NORTHLAKE

Statements of Revenue and Certain Expenses

	Period from
	January 1, 2005 to	Year Ended
	September 2, 2005	December 31, 2004
	(Unaudited)

Rental revenue	$2,094,354	$3,070,915
Other revenue	101,367	161,388
Total revenue	2,195,721	3,232,303

Expenses
Maintenance	169,592	221,836
Operating	290,049	318,094
Utilities	109,953	113,112
Promotion and advertising	24,712	33,191
Real estate taxes	178,191	268,226
Insurance	71,634	94,671
Management fees – affiliate	98,188	144,841
Total expenses	942,319	1,193,971
Revenue in excess of certain expenses	$1,253,402	$2,038,332

See accompanying notes.

NORTHLAKE

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On September 2, 2005, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) acquired an apartment building in Germantown, Maryland known as Northlake (the “Property”).

The statements of revenue and certain expenses relate to the operations of Northlake and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Northlake have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2004. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less. Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as promotion and advertising expenses on the statement of revenue and certain expenses. For the year ended December 31, 2004 and the period from January 1, 2005 to September 2, 2005 (unaudited), advertising expenses were approximately $33,000 and $25,000, respectively.

NORTHLAKE

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

The Property is charged a management fee of 3.6% of gross operating revenues by Equity Residential Properties Management Corp. (“ERPMC”), an affiliate of the Company. In addition, the Property reimburses payroll expenses to ERPMC. Management fees totaled $115,518 and $78,594 for 2004 and the period from January 1, 2005 to September 2, 2005 (unaudited), respectively. Remaining management fees for the year ended December 31, 2004 and the period from January 1, 2005 to September 2, 2005 were paid to an unaffiliated third party. Payroll expenses incurred totaled $250,222 and $222,505 for 2004 and the period from January 1, 2005 to September 2, 2005 (unaudited), respectively. Payroll expenses are included in operating expenses on the statement of revenue and certain expenses.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Oak Mill I for the year ended December 31, 2004. This statement is the responsibility of the management of Oak Mill I (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential  and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Oak Mill I for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

January 14, 2006

OAK MILL I

Statements of Revenue and Certain Expenses

	Nine-Month
	Period Ended	Year Ended
	September 30, 2005	December 31, 2004
	(Unaudited)

Rental revenue	$1,548,507	$2,143,812
Other revenue	85,527	118,081
Total revenue	1,634,034	2,261,893

Expenses
Maintenance	139,788	194,993
Operating	185,481	219,784
Utilities	184,197	111,307
Promotion and advertising	18,494	24,196
Real estate taxes	146,339	186,510
Insurance	49,398	65,275
Management fees – affiliate	66,141	90,464
Total expenses	789,838	892,529
Revenue in excess of certain expenses	$844,196	$1,369,364

See accompanying notes.

OAK MILL I

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On November 10, 2005, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Germantown, Maryland known as Oak Mill I (the “Property”).

The statements of revenue and certain expenses relate to the operations of Oak Mill I and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Oak Mill I have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2004. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less. Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as promotion and advertising expenses on the statement of revenue and certain expenses. For the year ended December 31, 2004 and the nine month period ended September 30, 2005 (unaudited), advertising expenses were approximately $24,000 and $18,000, respectively.

OAK MILL I

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

The Property is charged a management fee of 4% of gross operating revenues by Equity Residential Properties Management Corp. (“ERPMC”), an affiliate of the Company. In addition, the Property reimburses payroll expenses to ERPMC. Management fees totaled $90,464 and $66,141 for 2004 and the nine month period ended September 30, 2005 (unaudited), respectively. Payroll expenses incurred totaled $180,199 and $143,018 for 2004 and the nine month period ended September 30, 2005 (unaudited), respectively. Payroll expenses are included in operating expenses on the statement of revenue and certain expenses.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Stoney Ridge for the year ended December 31, 2004. This statement is the responsibility of the management of Stoney Ridge (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential  and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Stoney Ridge for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

January 14, 2006

STONEY RIDGE

Statements of Revenue and Certain Expenses

	Nine-Month
	Period Ended	Year Ended
	September 30, 2005	December 31, 2004
	(Unaudited)

Rental revenue	$2,078,779	$2,735,179
Other revenue	214,628	303,496
Total revenue	2,293,407	3,038,675

Expenses
Maintenance	148,093	232,831
Operating	208,998	270,638
Utilities	144,985	209,818
Promotion and advertising	21,526	38,611
Real estate taxes	157,937	244,696
Insurance	62,405	82,405
Management fees – affiliate	101,623	136,617
Total expenses	845,567	1,215,616
Revenue in excess of certain expenses	$1,447,840	$1,823,059

See accompanying notes.

STONEY RIDGE

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On October 13, 2005, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Dale City, Virginia known as Stoney Ridge (the “Property”).

The statements of revenue and certain expenses relate to the operations of Stoney Ridge and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Stoney Ridge have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2004. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less. Rental revenue is recognized as it is earned, which is not materially different than on a straight-line basis.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as promotion and advertising expenses on the statement of revenue and certain expenses. For the year ended December 31, 2004 and the nine month period ended September 30, 2005 (unaudited), advertising expenses were approximately $39,000 and $22,000, respectively.

STONEY RIDGE

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

The Property is charged a management fee of 3.6% of gross operating revenues by Equity Residential Properties Management Corp. (“ERPMC”), an affiliate of the Company. In addition, the Property reimburses payroll expenses to ERPMC. Management fees totaled $109,056 and $83,356 for 2004 and the nine month period ended September 30, 2005 (unaudited), respectively. Remaining management fees for the year ended December 31, 2004 and the nine month period ended September 30, 2005 were paid to an unaffiliated third party. Payroll expenses incurred totaled $236,083 and $173,553 for 2004 and the nine month period ended September 30, 2005 (unaudited), respectively. Payroll expenses are included in operating expenses on the statement of revenue and certain expenses.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Equity Residential

The Partners

ERP Operating Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Skyline Towers for the year ended December 31, 2004. This statement is the responsibility of the management of Skyline Towers (the “Property”). Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Equity Residential  and ERP Operating Limited Partnership, as described in Note 1, and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Skyline Towers for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

February 23, 2006

SKYLINE TOWERS

Statements of Revenue and Certain Expenses

	Nine-Month
	Period Ended	Year Ended
	September 30, 2005	December 31, 2004
	(Unaudited)

Revenue
Rental revenue	$10,300,232	$11,194,038
Other revenue	1,091,663	962,041
Total revenue	11,391,895	12,156,079

Expenses
Repairs & maintenance	1,123,603	1,301,296
Payroll	950,268	1,088,369
Administrative	136,310	222,653
Utilities	1,207,395	1,446,216
Promotion and advertising	148,972	187,012
Real estate taxes	811,668	1,000,619
Insurance	207,505	253,426
Management fees – affiliate	345,114	363,965
Total expenses	4,930,835	5,863,556
Revenue in excess of certain expenses	$6,461,060	$6,292,523

See accompanying notes.

SKYLINE TOWERS

Notes to Statements of Revenue and Certain Expenses

1. Basis of Presentation

On December 14, 2005, ERP Operating Limited Partnership (collectively with Equity Residential, its general partner, the “Company”) indirectly acquired an apartment building in Falls Church, Virginia known as Skyline Towers (the “Property”).

The statements of revenue and certain expenses relate to the operations of Skyline Towers and were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, the accompanying statements of revenue and certain expenses have been prepared using the accrual method of accounting, and certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statements of revenue and certain expenses, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Consequently, the statements of revenue and certain expenses for the periods presented are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be in the proposed future operations of Skyline Towers have been excluded in accordance with Rule 3-14 of Regulation S-X.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2004. In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

2. Summary of Significant Accounting Policies

Revenue Recognition

The residential apartments are leased under operating leases with terms of generally one year or less. Rental income is recognized on a straight-line basis over the life of the lease.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates

The preparation of the statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

All advertising costs are expensed as incurred and included as promotion and advertising expenses on the statement of revenue and certain expenses. For the year ended December 31, 2004 and the nine month period ended September 30, 2005 (unaudited), advertising expenses were approximately $187,000 and $149,000, respectively.

SKYLINE TOWERS

Notes to Statements of Revenue and Certain Expenses (Continued)

3. Related Party Transactions

An affiliate of Skyline Towers performed the property management function and charged total management fees of 3% of rental and other property income for this service for 2004 and the nine month period ended September 30, 2005. Management fees in the amount of $363,965 and $345,114 were charged to the Property during 2004 and the nine month period ended September 30, 2005 (unaudited), respectively.

Pro Forma Condensed Consolidated Balance Sheets

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheets of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) are presented as if Trump Place, Oak Mill I, Stoney Ridge and Skyline Towers had been acquired on September 30, 2005. Harbor Steps and Northlake were previously acquired on September 23, 2005 and September 2, 2005, respectively, and as a result, both acquisitions are already reflected in the historical amounts as of September 30, 2005. These Pro Forma Condensed Consolidated Balance Sheets should be read in conjunction with the Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2005 and for the year ended December 31, 2004 and the historical consolidated financial statements and notes thereto of the Company reported on Forms 10-Q for the nine-month period ended September 30, 2005 and on Forms 10-K for the year ended December 31, 2004, as updated on Forms 8-K dated December 2, 2005. In management’s opinion, all adjustments necessary to reflect the acquisitions of Trump Place, Harbor Steps, Northlake, Oak Mill I, Stoney Ridge and Skyline Towers have been made. The following Pro Forma Condensed Consolidated Balance Sheets are not necessarily indicative of what the actual financial position would have been assuming the above transactions had been consummated at September 30, 2005, nor do they purport to represent the future financial position of the Company.

Pro Forma Condensed Consolidated Statements of Operations

The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine-month period ended September 30, 2005 and for the year ended December 31, 2004 of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) are presented as if Trump Place, Harbor Steps, Northlake, Oak Mill I, Stoney Ridge and Skyline Towers had been acquired on January 1, 2004.

These Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical consolidated financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the nine-month period ended September 30, 2005 or for the year ended December 31, 2004 assuming the above transactions had been consummated on January 1, 2004, nor do they purport to represent the future results of operations of the Company.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2005

(Amounts in thousands)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA ADJUSTMENTS (B)	PRO FORMA ADJUSTMENTS (C)	PRO FORMA ADJUSTMENTS (D)	PRO FORMA AMOUNTS
ASSETS
Investment in real estate
Land	$2,283,157	$388,441	$18,000	$78,278	$2,767,876
Depreciable property	12,670,716	422,737	37,258	91,428	13,222,139
Construction in progress (including land)	330,965	—	—	—	330,965
Investment in real estate	15,284,838	811,178	55,258	169,706	16,320,980
Accumulated depreciation	(2,805,552)	—	—	—	(2,805,552)
Investment in real estate, net	12,479,286	811,178	55,258	169,706	13,515,428

Cash and cash equivalents	306,933	—	—	—	306,933
Investments in unconsolidated entities	11,390	—	—	—	11,390
Rents receivable	940	—	—	—	940
Deposits – restricted	305,366	—	(15,333)	—	290,033
Escrow deposits – mortgage	36,389	—	—	—	36,389
Deferred financing costs, net	40,041	—	391	963	41,395
Goodwill, net	30,000	—	—	—	30,000
Other assets	101,484	—	—	—	101,484
Total assets	$13,311,829	$811,178	$40,316	$170,669	$14,333,992

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,323,932	$—	$31,245	$93,810	$3,448,987
Notes, net	3,443,588	—	—	—	3,443,588
Lines of credit	—	811,178	4,047	76,859	892,084
Accounts payable and accrued expenses	124,908	—	—	—	124,908
Accrued interest payable	64,201	—	—	—	64,201
Rents received in advance and other liabilities	490,894	—	—	—	490,894
Security deposits	49,977	—	—	—	49,977
Distributions payable	143,572	—	—	—	143,572
Total liabilities	7,641,072	811,178	35,292	170,669	8,658,211

Commitments and contingencies
Total Minority Interests	410,937	—	2,385	—	413,322
Total shareholders’ equity	5,259,820	—	2,639	—	5,262,459
Total liabilities and shareholders’ equity	$13,311,829	$811,178	$40,316	$170,669	$14,333,992

See accompanying notes.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2005

(Amounts in thousands except per share data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA ADJUSTMENTS (B)	PRO FORMA ADJUSTMENTS (C)	PRO FORMA ADJUSTMENTS (D)	PRO FORMA ADJUSTMENTS (E)	PRO FORMA AMOUNTS
REVENUES
Rental income	$1,453,829	$35,137	$13,444	$6,123	$11,392	$1,519,925
Fee and asset management	8,456	—	—	(266)	—	8,190
Total revenues	1,462,285	35,137	13,444	5,857	11,392	1,528,115

EXPENSES
Property and maintenance	411,187	9,210	3,456	1,646	3,567	429,066
Real estate taxes and insurance	162,711	1,935	1,295	666	1,019	167,626
Property management	63,254	338	334	—	345	64,271
Fee and asset management	7,518	—	—	—	—	7,518
Depreciation	378,123	10,939	4,279	1,776	2,600	397,717
General and administrative	45,012	—	—	—	—	45,012

Total expenses	1,067,805	22,422	9,364	4,088	7,531	1,111,210

Operating income	394,480	12,715	4,080	1,769	3,861	416,905
Interest and other income	65,471	—	(1,870)	(1,277)	—	62,324
Interest:
Expense incurred, net	(281,762)	(21,385)	(4,868)	(1,272)	(5,829)	(315,116)
Amortization of deferred financing costs	(4,996)	—	—	(36)	(142)	(5,174)
Income before allocation to Minority Interests, loss from investments in unconsolidated entities, net gain on sales of unconsolidated entities and discontinued operations	173,193	(8,670)	(2,658)	(816)	(2,110)	158,939
Allocation to Minority Interests:
Operating Partnership	(43,060)	587	180	55	143	(42,095)
Preference Interests	(6,431)	—	—	—	—	(6,431)
Junior Preference Units	(11)	—	—	—	—	(11)
Partially Owned Properties	672	—	—	—	—	672
Premium on redemption of Preference Interests	(4,134)	—	—	—	—	(4,134)
Loss from investments in unconsolidated entities	(450)	—	—	—	—	(450)
Net gain on sales of unconsolidated entities	124	—	—	—	—	124
Income (loss) from continuing operations	119,903	(8,083)	(2,478)	(761)	(1,967)	106,614
Preferred distributions	(39,004)	—	—	—	—	(39,004)
Premium on redemption of Preferred Shares	(4,316)	—	—	—	—	(4,316)
Income (loss) from continuing operations available to Common Shares	$76,583	$(8,083)	$(2,478)	$(761)	$(1,967)	$63,294

Earnings per share - basic:
Income from continuing operations available to Common Shares	$0.39					$0.34
Weighted average Common Shares outstanding	285,331					285,331

Earnings per share - diluted:
Income from continuing operations available to Common Shares	$0.39					$0.34
Weighted average Common Shares outstanding	310,211					310,211

See accompanying notes.

EQUITY RESIDENTIAL

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

(Amounts in thousands except per share data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA ADJUSTMENTS (B)	PRO FORMA ADJUSTMENTS (C)	PRO FORMA ADJUSTMENTS (D)	PRO FORMA ADJUSTMENTS (E)	PRO FORMA AMOUNTS
REVENUES
Rental income	$1,774,509	$41,931	$16,506	$8,533	$12,156	$1,853,635
Fee and asset management	11,796	—	—	(372)	—	11,424
Total revenues	1,786,305	41,931	16,506	8,161	12,156	1,865,059

EXPENSES
Property and maintenance	486,298	11,729	4,191	1,988	4,246	508,452
Real estate taxes and insurance	209,207	2,291	1,936	942	1,254	215,630
Property management	76,823	412	415	—	364	78,014
Fee and asset management	8,777	—	—	—	—	8,777
Depreciation	453,931	22,429	7,448	3,331	5,145	492,284
General and administrative	50,013	—	—	—	—	50,013

Total expenses	1,285,049	36,861	13,990	6,261	11,009	1,353,170

Operating income	501,256	5,070	2,516	1,900	1,147	511,889
Interest and other income	8,958	—	(1,224)	(836)	—	6,898
Interest:
Expense incurred, net	(328,538)	(13,995)	(7,066)	(1,565)	(6,419)	(357,583)
Amortization of deferred financing costs	(6,072)	—	—	(48)	(189)	(6,309)
Income before allocation to Minority Interests, loss from investments in unconsolidated entities, net gain on sales of unconsolidated entities and discontinued operations	175,604	(8,925)	(5,774)	(549)	(5,461)	154,895
Allocation to Minority Interests:
Operating Partnership	(31,228)	620	401	38	379	(29,790)
Preference Interests	(19,420)	—	—	—	—	(19,420)
Junior Preference Units	(70)	—	—	—	—	(70)
Partially Owned Properties	1,787	—	—	—	—	1,787
Premium on redemption of Preference Interests	(1,117)	—	—	—	—	(1,117)
Loss from investments in unconsolidated entities	(7,325)	—	—	—	—	(7,325)
Net gain on sales of unconsolidated entities	4,593	—	—	—	—	4,593
Income (loss) from continuing operations	122,824	(8,305)	(5,373)	(511)	(5,082)	103,553
Preferred distributions	(53,746)	—	—	—	—	(53,746)
Income (loss) from continuing operations available to Common Shares	$69,078	$(8,305)	$(5,373)	$(511)	$(5,082)	$49,807

Earnings per share - basic:
Income from continuing operations available to Common Shares	$0.33					$0.26
Weighted average Common Shares outstanding	279,744					279,744

Earnings per share - diluted:
Income from continuing operations available to Common Shares	$0.33					$0.26
Weighted average Common Shares outstanding	303,871					303,871

See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2005

(Amounts in thousands)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PROFORMA ADJUSTMENTS (B)	PROFORMA ADJUSTMENTS (C)	PROFORMA ADJUSTMENTS (D)	PROFORMA AMOUNTS
ASSETS
Investment in real estate
Land	$2,283,157	$388,441	$18,000	$78,278	$2,767,876
Depreciable property	12,670,716	422,737	37,258	91,428	13,222,139
Construction in progress (including land)	330,965	—	—	—	330,965
Investment in real estate	15,284,838	811,178	55,258	169,706	16,320,980
Accumulated depreciation	(2,805,552)	—	—	—	(2,805,552)
Investment in real estate, net	12,479,286	811,178	55,258	169,706	13,515,428

Cash and cash equivalents	306,933	—	—	—	306,933
Investments in unconsolidated entities	11,390	—	—	—	11,390
Rents receivable	940	—	—	—	940
Deposits – restricted	305,366	—	(15,333)	—	290,033
Escrow deposits – mortgage	36,389	—	—	—	36,389
Deferred financing costs, net	40,041	—	391	963	41,395
Goodwill, net	30,000	—	—	—	30,000
Other assets	101,484	—	—	—	101,484
Total assets	$13,311,829	$811,178	$40,316	$170,669	$14,333,992

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Mortgage notes payable	$3,323,932	$—	$31,245	$93,810	$3,448,987
Notes, net	3,443,588	—	—	—	3,443,588
Lines of credit	—	811,178	4,047	76,859	892,084
Accounts payable and accrued expenses	124,908	—	—	—	124,908
Accrued interest payable	64,201	—	—	—	64,201
Rents received in advance and other liabilities	490,894	—	—	—	490,894
Security deposits	49,977	—	—	—	49,977
Distributions payable	143,572	—	—	—	143,572
Total liabilities	7,641,072	811,178	35,292	170,669	8,658,211

Commitments and contingencies
Total Minority Interests	10,716	—	—	—	10,716
Total partners’ capital	5,660,041	—	5,024	—	5,665,065
Total liabilities and partners’ capital	$13,311,829	$811,178	$40,316	$170,669	$14,333,992

See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2005

(Amounts in thousands except per OP Unit data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA ADJUSTMENTS (B)	PRO FORMA ADJUSTMENTS (C)	PRO FORMA ADJUSTMENTS (D)	PRO FORMA ADJUSTMENTS (E)	PRO FORMA AMOUNTS
REVENUES
Rental income	$1,453,829	$35,137	$13,444	$6,123	$11,392	$1,519,925
Fee and asset management	8,456	—	—	(266)	—	8,190
Total revenues	1,462,285	35,137	13,444	5,857	11,392	1,528,115

EXPENSES
Property and maintenance	411,187	9,210	3,456	1,646	3,567	429,066
Real estate taxes and insurance	162,711	1,935	1,295	666	1,019	167,626
Property management	63,254	338	334	—	345	64,271
Fee and asset management	7,518	—	—	—	—	7,518
Depreciation	378,123	10,939	4,279	1,776	2,600	397,717
General and administrative	45,012	—	—	—	—	45,012

Total expenses	1,067,805	22,422	9,364	4,088	7,531	1,111,210

Operating income	394,480	12,715	4,080	1,769	3,861	416,905
Interest and other income	65,471	—	(1,870)	(1,277)	—	62,324
Interest:
Expense incurred, net	(281,762)	(21,385)	(4,868)	(1,272)	(5,829)	(315,116)
Amortization of deferred financing costs	(4,996)	—	—	(36)	(142)	(5,174)
Income before allocation to Minority Interests, loss from investments in unconsolidated entities, net gain on sales of unconsolidated entities and discontinued operations	173,193	(8,670)	(2,658)	(816)	(2,110)	158,939
Allocation to Minority Interests — Partially Owned Properties	672	—	—	—	—	672
Loss from investments in unconsolidated entities	(450)	—	—	—	—	(450)
Net gain on sales of unconsolidated entities	124	—	—	—	—	124
Income (loss) from continuing operations	$173,539	$(8,670)	$(2,658)	$(816)	$(2,110)	$159,285

ALLOCATION OF INCOME FROM CONTINUING OPERATIONS:
Preference Units	$39,004	$—	$—	$—	$—	$39,004
Preference Interests	$6,431	$—	$—	$—	$—	$6,431
Junior Preference Interests	$11	$—	$—	$—	$—	$11
Premium on redemption of Preference Units	$4,316	$—	$—	$—	$—	$4,316
Premium on redemption of Preference Interests	$4,134	$—	$—	$—	$—	$4,134
Income (loss) from continuing operations available to OP Units	$119,643	$(8,670)	$(2,658)	$(816)	$(2,110)	$105,389

Earnings per OP Unit — basic:
Income from continuing operations available to OP Units	$0.39					$0.34
Weighted average OP Units outstanding	306,171					306,171

Earnings per OP Unit — diluted:
Income from continuing operations available to OP Units	$0.39					$0.34
Weighted average OP Units outstanding	310,211					310,211

See accompanying notes.

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

(Amounts in thousands except per OP Unit data)

(Unaudited)

	HISTORICAL AMOUNTS (A)	PRO FORMA ADJUSTMENTS (B)	PRO FORMA ADJUSTMENTS (C)	PRO FORMA ADJUSTMENTS (D)	PRO FORMA ADJUSTMENTS (E)	PRO FORMA AMOUNTS
REVENUES
Rental income	$1,774,509	$41,931	$16,506	$8,533	$12,156	$1,853,635
Fee and asset management	11,796	—	—	(372)	—	11,424
Total revenues	1,786,305	41,931	16,506	8,161	12,156	1,865,059

EXPENSES
Property and maintenance	486,298	11,729	4,191	1,988	4,246	508,452
Real estate taxes and insurance	209,207	2,291	1,936	942	1,254	215,630
Property management	76,823	412	415	—	364	78,014
Fee and asset management	8,777	—	—	—	—	8,777
Depreciation	453,931	22,429	7,448	3,331	5,145	492,284
General and administrative	50,013	—	—	—	—	50,013

Total expenses	1,285,049	36,861	13,990	6,261	11,009	1,353,170

Operating income	501,256	5,070	2,516	1,900	1,147	511,889
Interest and other income	8,958	—	(1,224)	(836)	—	6,898
Interest:
Expense incurred, net	(328,538)	(13,995)	(7,066)	(1,565)	(6,419)	(357,583)
Amortization of deferred financing costs	(6,072)	—	—	(48)	(189)	(6,309)
Income before allocation to Minority Interests, loss from investments in unconsolidated entities, net gain on sales of unconsolidated entities and discontinued operations	175,604	(8,925)	(5,774)	(549)	(5,461)	154,895
Allocation to Minority Interests – Partially Owned	1,787	—	—	—	—	1,787
Loss from investments in unconsolidated entities	(7,325)	—	—	—	—	(7,325)
Net gain on sales of unconsolidated entities	4,593	—	—	—	—	4,593
Income (loss) from continuing operations	$174,659	$(8,925)	$(5,774)	$(549)	$(5,461)	$153,950

ALLOCATION OF INCOME FROM CONTINUING OPERATIONS:
Preference Units	$53,746	$—	$—	$—	$—	$53,746
Preference Interests	$19,420	$—	$—	$—	$—	$19,420
Junior Preference Interests	$70	$—	$—	$—	$—	$70
Premium on redemption of Preference Units	$—	$—	$—	$—	$—	$—
Premium on redemption of Preference Interests	$1,117	$—	$—	$—	$—	$1,117
Income (loss) from continuing operations available to OP Units	$100,306	$(8,925)	$(5,774)	$(549)	$(5,461)	$79,597

Earnings per OP Unit – basic:
Income from continuing operations available to OP Units	$0.33					$0.26
Weighted average OP Units outstanding	300,683					300,683

Earnings OP Unit — diluted:
Income from continuing operations available to OP Units	$0.33					$0.26
Weighted average OP Units outstanding	303,871					303,871

See accompanying notes.

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30, 2005

(Unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheets

(A)      Represents the consolidated balance sheets of Equity Residential and ERP Operating Limited Partnership (collectively the “Company”) as of September 30, 2005, as contained in the unaudited historical consolidated financial statements and notes thereto filed on their respective Form 10-Q’s. Harbor Steps and Northlake were previously acquired on September 23, 2005 and September 2, 2005, respectively, and as a result, both acquisitions are already reflected in the historical amounts as of September 30, 2005. Harbor Steps was acquired for a total purchase price of $217.3 million (amount includes $26.2 million to reflect the above-market premiums on the mortgage notes payable assumed) plus closing costs of $1.1 million and was financed by the assumption of $121.3 million of mortgage notes payable and approximately $70.9 million through the use of tax-deferred 1031 exchange proceeds from dispositions and earnest money deposits. Northlake was acquired for a total purchase price of $37.7 million plus closing costs of $0.5 million and was financed through the use of $33.1 million of tax-deferred 1031 exchange proceeds from dispositions and by the revolving lines of credit.

(B)        Represents the acquisition of Trump Place for a total purchase price of $808.8 million plus closing costs of $2.4 million. Although this Pro Form Condensed Consolidated Balance Sheet assumes the acquisition of Trump Place would be financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions.

(C)        Represents the acquisition of Oak Mill I and Stoney Ridge:

•                  Oak Mill I was acquired for a total purchase price of $22.6 million (amount includes $1.2 million to reflect the above-market premiums on the mortgage notes payable assumed) plus closing costs of $0.5 million. The acquisition of Oak Mill I was partially financed by the assumption of $13.2 million of mortgage notes payable, the issuance of $5.0 million of OP Units and by the revolving lines of credit. The Company capitalized financing costs of $0.2 million related to costs incurred to assume the mortgage notes payable at acquisition.

•                  Stoney Ridge was acquired for a total purchase price of $32.0 million (amount includes $0.2 million to reflect the above-market premiums on the mortgage notes payable assumed) plus closing costs of $0.1 million. The acquisition of Stoney Ridge was financed by the assumption of $16.6 million of mortgage notes payable and $15.3 million through the use of tax-deferred 1031 exchange proceeds. The Company capitalized financing costs of $0.2 million related to costs incurred to assume the mortgage notes payable at acquisition.

(D)       Represents the acquisition of Skyline Towers for a total purchase price of $169.4 million (amount includes $3.8 million to reflect the above-market premiums on the mortgage notes payable assumed) plus closing costs of $0.3 million. The acquisition of Skyline Towers was financed initially by the assumption of $90.0 million of mortgage notes payable and by the revolving lines of credit. The Company capitalized financing costs of $1.0 million related to costs incurred to assume the mortgage notes payable at acquisition.

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2005

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)            Represents the historical consolidated statements of operations of Equity Residential and ERP Operating Limited Partnership (collectively, the “Company”) as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)              Represents the pro forma revenues and expenses for the nine months ended September 30, 2005 attributable to the acquisition of Trump Place as if the acquisition had occurred on January 1, 2004. Interest expense incurred of $21.4 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 3.515%. Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Trump Place would be financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions. Preliminary depreciation expense of $10.9 million relates to the aggregate purchase price of $811.2 million less a preliminary allocation to land of $388.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/05
Asset	Basis	Depreciable Life	Expense
Building	$410,654	30 Years	$10,267
F,F&E	3,995	5 Years	599
In-Place Leases – Residential	7,844	9 Months	—
In-Place Leases – Retail	244	30 Months	73

Total	$422,737		$10,939

(C)              Represents the pro forma revenues and expenses for the nine months ended September 30, 2005 attributable to the acquisition of Harbor Steps as if the acquisition had occurred on January 1, 2004. Interest income has been reduced by $1.9 million to reflect the $70.9 million reduction in tax-deferred 1031 exchange proceeds used in the acquisition at a weighted average interest rate of 3.515%. Interest expense incurred of $4.9 million includes a $7.1 million increase related to the assumed mortgages and a $2.2 million reduction related to the amortization of the premium on the assumed mortgages. Preliminary depreciation expense of $4.3 million relates to the aggregate purchase price of $218.4 million less a preliminary allocation to land of $59.9 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/05
Asset	Basis	Depreciable Life	Expense
Building	$154,279	30 Years	$3,857
F,F&E	2,226	5 Years	334
In-Place Leases – Residential	1,743	9 Months	—
In-Place Leases – Retail	293	30 Months	88

Total	$158,541		$4,279

(D)             Represents the pro forma revenues and expenses for the nine months ended September 30, 2005 attributable to the acquisition of Northlake, Oak Mill I and Stoney Ridge (collectively the “Artery Properties”) as if the acquisitions had occurred on January 1, 2004. Prior to acquisition by the Company, the Artery Properties were fee managed by the Company. The related management fee revenues and expenses have been eliminated within the Pro Forma Condensed Consolidated Statements of Operations. Interest income has been reduced by $1.3 million to reflect the $48.5 million reduction in tax-deferred 1031 exchange proceeds used in the acquisitions at a weighted average

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2005

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

interest rate of 3.515%. Interest expense incurred of $1.3 million includes a $1.2 million increase related to the assumed mortgages, a $0.2 million reduction related to the amortization of the premiums on the assumed mortgages and a $0.3 million increase related to the assumed $9.0 million in draws under the lines of credit calculated using a weighted average interest rate of 3.515%. Preliminary depreciation expense of $1.8 million relates to the combined aggregate purchase price of $93.4 million less a preliminary allocation to land of $33.0 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/05
Asset	Basis	Depreciable Life	Expense
Building	$57,095	30 Years	$1,427
F,F&E	2,328	5 Years	349
In-Place Leases – Residential	962	9 Months	—

Total	$60,385		$1,776

(E)         Represents the pro forma revenues and expenses for the nine months ended September 30, 2005 attributable to the acquisition of Skyline Towers as if the acquisition had occurred on January 1, 2004. Interest expense incurred of $5.8 million includes a $4.4 million increase related to the assumed mortgages, a $0.6 million reduction related to the amortization of the premiums on the assumed mortgages and a $2.0 million increase related to the assumed $76.9 million in draws under the lines of credit calculated using a weighted average interest rate of 3.515%. Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Skyline Towers would be partially financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions. Preliminary depreciation expense of $2.6 million relates to the aggregate purchase price of $169.7 million less a preliminary allocation to land of $78.3 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Nine Months
		Weighted Average	Ended 9/30/05
Asset	Basis	Depreciable Life	Expense
Building	$86,917	30 Years	$2,173
F,F&E	2,817	5 Years	423
In-Place Leases – Residential	1,679	9 Months	—
In-Place Leases – Retail	15	30 Months	4

Total	$91,428		$2,600

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)      Represents the historical consolidated statements of operations of Equity Residential and ERP Operating Limited Partnership (collectively the “Company”) as contained in the historical consolidated financial statements included in previous filings with the Securities and Exchange Commission.

(B)        Represents the pro forma revenues and expenses for the year ended December 31, 2004 attributable to the acquisition of Trump Place as if the acquisition had occurred on January 1, 2004. Interest expense incurred of $14.0 million is attributable to draws under the lines of credit calculated using a weighted average interest rate of 1.7253%. Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Trump Place would be financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions. Preliminary depreciation expense of $22.4 million relates to the aggregate purchase price of $811.2 million less a preliminary allocation to land of $388.4 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/04
Asset	Basis	Depreciable Life	Expense
Building	$410,654	30 Years	$13,688
F,F&E	3,995	5 Years	799
In-Place Leases – Residential	7,844	9 Months	7,844
In-Place Leases – Retail	244	30 Months	98

Total	$422,737		$22,429

(C)        Represents the pro forma revenues and expenses for the year ended December 31, 2004 attributable to the acquisition of Harbor Steps as if the acquisition had occurred on January 1, 2004. Interest income has been reduced by $1.2 million to reflect the $70.9 million reduction in tax-deferred 1031 exchange proceeds used in the acquisition at a weighted average interest rate of 1.7253%. Interest expense incurred of $7.1 million includes a $10.4 million increase related to the assumed mortgages and a $3.3 million reduction related to the amortization of the premiums on the assumed mortgages. Preliminary depreciation expense of $7.4 million relates to the aggregate purchase price of $218.4 million less a preliminary allocation to land of $59.9 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year
		Weighted Average	Ended 12/31/04
Asset	Basis	Depreciable Life	Expense
Building	$154,279	30 Years	$5,143
F,F&E	2,226	5 Years	445
In-Place Leases – Residential	1,743	9 Months	1,743
In-Place Leases – Retail	293	30 Months	117

Total	$158,541		$7,448

(D)       Represents the pro forma revenues and expenses for the year ended December 31, 2004 attributable to the acquisition of Northlake, Oak Mill I and Stoney Ridge (collectively the “Artery Properties”) as if the acquisitions had occurred on January 1, 2004. Prior to acquisition by the Company, the Artery Properties were fee managed by the Company. The related management fee revenues and expenses have been eliminated within the Pro Forma Condensed Consolidated Statements of Operations. Interest income has been reduced by $0.8 million to reflect the $48.5 million reduction in tax-deferred

EQUITY RESIDENTIAL

ERP OPERATING LIMITED PARTNERSHIP

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004

(Unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (Continued)

1031 exchange proceeds used in the acquisitions at a weighted average interest rate of 1.7253%. Interest expense incurred of $1.6 million includes a $1.6 million increase related to the assumed mortgages, a $0.2 million reduction related to the amortization of the premiums on the assumed mortgages and a $0.2 million increase related to the assumed $9.0 million in draws under the lines of credit calculated using a weighted average interest rate of 1.7253%. Preliminary depreciation expense of $3.3 million relates to the combined aggregate purchase price of $93.4 million less a preliminary allocation to land of $33.0 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year Ended
		Weighted Average	12/31/04
Asset	Basis	Depreciable Life	Expense
Building	$57,095	30 Years	$1,903
F,F&E	2,328	5 Years	466
In-Place Leases – Residential	962	9 Months	962

Total	$60,385		$3,331

(E)         Represents the pro forma revenues and expenses for the year ended December 31, 2004 attributable to the acquisition of Skyline Towers as if the acquisition had occurred on January 1, 2004. Interest expense incurred of $6.4 million includes a $5.9 million increase related to the assumed mortgages, a $0.8 million reduction related to the amortization of the premiums on the assumed mortgages and a $1.3 million increase related to the assumed $76.9 million in draws under the lines of credit calculated using a weighted average interest rate of 1.7253%. Although these Pro Forma Condensed Consolidated Statements of Operations assume the acquisition of Skyline Towers would be partially financed initially by the revolving lines of credit, the Company’s near-term intention is to finance the acquisition through the use of tax-deferred 1031 exchange proceeds from dispositions. Preliminary depreciation expense of $5.1 million relates to the aggregate purchase price of $169.7 million less a preliminary allocation to land of $78.3 million and is calculated as follows (amounts in thousands except for depreciable lives):

			Year Ended
		Weighted Average	12/31/04
Asset	Basis	Depreciable Life	Expense
Building	$86,917	30 Years	$2,897
F,F&E	2,817	5 Years	563
In-Place Leases – Residential	1,679	9 Months	1,679
In-Place Leases – Retail	15	30 Months	6

Total	$91,428		$5,145